SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 26, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On May
         30, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended June 30, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended June 30, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  August 12, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  June 30,     February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    8,188    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      49,407        46,818
    Other Receivables                                 6,360         8,199
    Prepaid Expenses                                  3,347         2,429
                                                  ---------     ---------
    Total Current Assets                             67,302        65,134
                                                  ---------     ---------

    Land and Buildings                               21,975        22,821
    Fixtures, Furniture and Vehicles                  9,208         9,077
    Leasehold Improvements                           23,282        23,132
    Construction in Progress                             52            --
                                                  ---------     ---------
    Total Property and Equipment                     54,517        55,030
    Accumulated Depreciation and Amortization        20,040        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      34,477        36,058
                                                  ---------     ---------

    Other Assets                                    118,821       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  220,600    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  2,216         2,842
    Accrued Expenses                                 31,349        31,042
    Income Tax Currently Payable                         71           766
    Deferred Revenue                                  5,164         8,180
                                                  ---------     ---------
    Total Current Liabilities                        38,800        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               717,219       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (897,816)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (535,419)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  220,600    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Four Months Ended
                                              June 30, 2002       June 30, 2002
                                         ------------------  ------------------

Sales                                              $ 27,026          $ 112,861
Costs of Sales                                       14,818             61,826
                                                    -------            --------
    Maintained Margin                                12,208             51,035


Other Income                                          2,018              8,304
                                                    -------            --------
    Total Income                                     14,226             59,339


Selling, General & Administrative Expense            14,419             58,336
Interest Expense                                         45                217
                                                    -------            --------
    Total Operating Expense                          14,464             58,553

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (238)               786

Reorganization Items:
  Store and Distribution Center Exit Costs               (7)                78
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       -                  --
  Interest Income                                        --                 --
  Trustee Fees                                           --                (11)
  Professional Fees                                    (462)            (1,699)
                                                    -------            --------
     Total Reorganization Items                        (468)            (1,632)

Delivered Sales Adjustment                              (12)               482
                                                    -------            --------
Income (Loss) Before Income Taxes                      (718)              (364)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (718)         $    (364)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.01)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Four Months Ended
                                             June 30, 2002      June 30, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $   (718)          $    (364)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      296               1,179
   Reorganization items                               467               1,631
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                            1,319               1,878
       Inventories                                    475              (2,589)
       Prepaid expenses                              (192)               (928)
       Deferred taxes                                  --                  --
       Deferred revenue                               (62)             (3,016)
       Accounts payable                               952                (750)
       Accrued expenses                            (2,428)             (3,029)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                                109              (5,987)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (132)               (403)
  Disposals of property and equipment                 286                 998
  Proceeds from dispositions of fixed
    assets - reorganization                           147                 826
  Miscellaneous investments                         1,276               6,835
                                                 ---------           ---------
Net cash provided by investing activities           1,577               8,256
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                            0                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                  (1,765)             (1,765)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                             (1,765)             (1,769)
                                                 ---------           ---------
Net increase in cash                                  (79)                500
Cash at beginning of period                         8,267               7,688
                                                 ---------           ---------
Cash at end of period                           $   8,188          $    8,188
                                                 =========           =========
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